SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 13, 2008

SouthCrest Financial Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	000-51287	58-2256460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

600 North Glynn Street, Suite B, Fayetteville, GA	30214
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(770) 461-2781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition.

The purpose of this Current Report on Form 8-K is to file SouthCrest Financial Group, Inc.’s earnings release for the quarter and twelve months ended December 31, 2007.

Item 9.01.  Financial Statements and Exhibits.

99.1           Press release dated February 13, 2008.  (Furnished, but not “filed” for purposes of liability under Section 18of the Securities Exchange Act of 1934, as amended.)

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHCREST FINANCIAL GROUP, INC.

Dated: February 15, 2008	By:	/s/ Douglas J. Hertha
Douglas J. Hertha
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 13, 2008